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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (date of earliest event reported)  OCTOBER 1, 1996

                              GARTNER GROUP, INC.
             (Exact name of Registrant as specified in its charter)



                            Delaware                      0-015144                     04-3099750
                            --------                      --------                     ----------
                (State or other jurisdiction of   (Commission File Number)          (I.R.S. Employer
                 incorporation or organization)                                  Identification Number)

                         P.O. Box 10212                                                06904-2212
                      56 Top Gallant Road                                              ----------
                          Stamford, CT                                                 (Zip Code)
                          ------------
            (Address of principal executive offices)

      Registrant's telephone number, including area code:  (203) 964-0096
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Item 4.      Changes in the Registrant's Certifying Accountant


(a)      Previous independent accountants

         (i) On September 25, 1996, Price Waterhouse LLP resigned as the independent accountants of Gartner Group, Inc. Price Waterhouse LLP advised the Registrant that it was resigning as the Registrant's independent accountants due to a planned business relationship with the Registrant that may impair the independence of Price Waterhouse LLP.

         (ii) The reports of Price Waterhouse LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iv) In connection with its audits for the two most recent fiscal years and through September 25, 1996, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such years.

         (v) During the two most recent fiscal years and through September 25 1996, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

         (vi) The Registrant has requested that Price Waterhouse LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated October 1, 1996, is filed as Exhibit 1 to this Form 8-K.

(b)      New independent accountants

         (i) The Registrant engaged KPMG Peat Marwick LLP as its new independent accountants as of September 25, 1996. During the two most recent fiscal years and through September 25, 1996, the Registrant has not consulted with KPMG Peat Marwick LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that KPMG Peat Marwick LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304
                 (a)(1)(v) of Regulation S-K.




Item 7.  Financial Statements and Exhibits


Exhibits
--------

1        Letter from Price Waterhouse LLP to the Securities and Exchange
         Commission





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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  GARTNER GROUP, INC.


Dated: October 1, 1996            By:    /s/ John F. Halligan
       ---------------                   --------------------------------------
                                         John F. Halligan
                                         Executive Vice President and Chief
                                         Financial Officer (Principal Financial
                                         and Accounting Officer)